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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                   FORM 8-K
                                CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  February 15, 2002



                              DYNEGY HOLDINGS INC.
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                     0-29311                    94-3248415
(State of Incorporation)    (Commission File Number)         (I.R.S. Employer
                                                          Identification Number)


     1000 LOUISIANA, SUITE 5800
           HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code:  (713) 507-6400
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ITEM 5.  OTHER EVENTS

     On February 15, 2002, Dynegy Holdings Inc., a Delaware corporation (the "Company"), entered into an underwriting agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference, with the underwriters named therein with respect to the issuance and sale by the Company of $500,000,000 aggregate principal amount of 8.750% Senior Notes due February 15, 2012 (the "Senior Notes") in an underwritten public offering. The Senior Notes, a form of which is attached as Exhibit 99.2 hereto and incorporated herein by reference, were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement on Form S-3 (File No. 333-66090) and are expected to be issued pursuant to a Second Amended and Restated Indenture dated as of March 14, 2001 between the Company and Bank One Trust Company, National Association, as trustee. The closing respecting the Senior Notes is expected to occur on February 21, 2002.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

     99.1 Underwriting Agreement dated as of February 15, 2002 by and among the Company and the underwriters named therein.

     99.2 Form of 8.750% Senior Note due February 15, 2012.

     99.3 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.

     99.4 Statement of Computation of Ratio of Earnings to Fixed Charges as of December 31, 2001.

     99.5 Consent of Vinson & Elkins L.L.P. (included in Exhibit 99.3 hereto).

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 21, 2002

                              DYNEGY HOLDINGS INC.


                              By: /s/ Keith R. Fullenweider
                                 --------------------------
                                    Keith R. Fullenweider
                                    Senior Vice President, Deputy General
                                    Counsel and Assistant Secretary

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                                 EXHIBIT INDEX

     99.1 Underwriting Agreement dated as of February 15, 2002 by and among the Company and the underwriters named therein.

     99.2 Form of 8.750% Senior Note due February 15, 2012.

     99.3 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.

     99.4 Statement of Computation of Ratio of Earnings to Fixed Charges as of December 31, 2001.

     99.5 Consent of Vinson & Elkins L.L.P. (included in Exhibit 99.3 hereto).

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